Phoenix Life Variable Accumulation Account - issued by Phoenix Life Insurance
                                     Company
Phoenix Life Variable Universal Life Account - issued by Phoenix Life Insurance
                                     Company
  PHL Variable Accumulation Account - issued by PHL Variable Insurance Company
   PHLVIC Variable Universal Life Account - issued by PHL Variable Insurance
                                     Company
  Phoenix Life and Annuity Variable Universal Life Account - issued by Phoenix
                            Life and Annuity Company


                           Supplement to Prospectuses

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On October 23, 2003, the Executive Committee of the Board of Trustees of The
Phoenix Edge Series Fund approved a name change for the Phoenix-Hollister Value Equity Series to the "Phoenix-Oakhurst Value Equity Series." We expect that the Board of Trustees will ratify the Executive Committee's decision at the next Board of Trustees meeting on November 11, 2003.

The series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not be affected as a result of this change. This change will be completed as soon as practicable.

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Date: November 5, 2003                Keep this supplement for future reference.


TF843